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                                                                  Exhibit 10.18

                            FIRST AMENDMENT TO LEASE

         This First Amendment to Lease ("Amendment") is made as of February 1999 by Harbor Building, LLC ("Lessor") and Power Circuits, Inc. ("Lessee") with respect to the following:

                  A. Lessor and Lessee are parties to the Standard Industrial/Commercial Single-Tenant Lease-Net dated as of March 9, 1998 (the "Lease"); and

                  B. Lessor and Lessee desire to amend the Lease in certain respects.

         For good and valuable consideration, the receipt and sufficiency of which are acknowledged, Lessor and Lessee agree as follows:

         1.       The Lease is hereby amended as follows:

                  (a) Paragraphs (a), (b) and (c) of Section 2.2 of the Lease are deleted in their entirety and replaced with the following:

                           "100% of the cost of such Capital Expenditures shall be borne by Lessee, unless such Capital Expenditure is required during the last two (2) years of the term of this Lease (including options, if any), in which case Lessor and Lessee shall allocate the cost of such Capital Expenditure based on the useful life of such Capital Expenditure, as reasonably determined by Lessor, as compared to the remaining term of the Lease (including options, if any); provided, however, that Lessee shall be responsible for 100% of the cost of any Capital Expenditures required as a result of Lessee's use."

                  (b) Section 6.2(d) of the Lease is amended by deleting the language "(provided, however ... adjacent properties) ...", and replacing that language with the following: "including without limitation underground migration of any Hazardous Substances under the Premises from adjacent properties".

                  (c) The following is added to the end of each of Section 6.2(d) and Section 6.2(e) of the Lease:

                           "Any Hazardous Substances which are found on, under or about the Premises during the term of this Lease shall be presumed to have been brought onto the Premises by or for Lessee, unless Lessee proves by conclusive evidence that they were on, under or about the Premises prior to the commencement of the term of the Lease."

                  (d) Section 7.1(c) of the Lease is deleted in its entirety.

                  (e) Section 9.4 of the Lease is deleted and replaced in its entirety with the following:



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                                    "9.4 TOTAL DESTRUCTION. Notwithstanding any
                           other provision hereof, if a Premises Total
                           Destruction occurs, then, at Lessor's option, to be exercised within ninety (90) days after the occurrence of such Premises Total Destruction, this Lease shall terminate within thirty (30) days following such notice. If the damage or destruction was caused by the gross negligence or willful misconduct of Lessee, Lessor shall have the right to recover Lessor's damages from Lessee, except as provided in paragraph 8.6."

                  (f) The following paragraph (f) is added to the end of Section
         12.3 of the Lease:

                                    "(f) Notwithstanding anything to the
                           contrary provided elsewhere herein, Lessor shall be entitled to 100% of any subletting profits."

                  (g) The last sentence of paragraph 17 of the Lease is deleted in its entirety.

         2. If there is any inconsistency between this Lease and the Amendment, this Amendment shall govern.

         3. Except as amended hereby, the Lease remains in full force and effect.

         4. This Amendment may be executed in one or more counterparts and facsimile signatures will be binding for all purposes.

         The parties hereby have executed this Amendment as of the date first written above.

                                     LESSOR

                                     HARBOR BUILDING, LLC

                                     By: /s/ James Eisenberg
                                        --------------------------------------
                                        James Eisenberg, Co-Manager

                                     By: /s/ Dale Anderson
                                        --------------------------------------
                                        Dale Anderson, Co-Manager

                                     LESSEE

                                     POWER CIRCUITS, INC.

                                     By: /s/ James Eisenberg
                                        --------------------------------------
                                        James Eisenberg, President

                                     By: /s/ Dale Anderson
                                        --------------------------------------
                                        Dale Anderson, Secretary


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